CONVERTIBLE NOTE RECEIVABLE DISCLOSURE	12 Months Ended
Mar. 31, 2018
Notes
CONVERTIBLE NOTE RECEIVABLE DISCLOSURE

5.             CONVERTIBLE NOTE RECEIVABLE

On March 7, 2018, the Company invested $950,000 in a convertible note issued by IOX Therapeutics Ltd. (“IOX”), a United Kingdom based immune-oncology company. The Note carries interest at 7% accruing daily and matures within twelve months of its issuance.  The Company can convert the note and accrued interest into ordinary shares of IOX at any time before maturity at £120 per share. There is an automatic conversion on a qualifying event, being IOX raising $2 million. Conversion price will be the price at which the money was raised discounted by 25%. IOX has right to repay the convertible note together with accrued interest at any time. The Note is classified as long term receivable since it is less likely to be settled or converted within the twelve months period.

IOX was founded in February 2015 in order to develop a series of iNKT agonists that have been shown to inhibit the growth of tumors in several preclinical models of cancer. IOX has a clinical trial sponsorship agreement with Oxford University to conduct and fund (or arrange funding for) the first in human Phase I/II clinical trial for IOX’s lead compound, both alone and in combination with anti-PD1 antibodies. IOX’s second program, IMM65 (a nanoparticle formulation of IMM60 plus an NY-ESO-1 vaccine), is being developed with funding from the European Union’s Horizon 2020 grant program (the PRECIOUS GRANT). Both compounds are potent approaches to priming and boosting an immune response in solid tumors with multiple Phase 1 and 2 trials funded by third party agreements.

As at March 31, 2018, the Company has determined that there was no evidence of any impairment in the value of this investment and as a result no adjustment was considered necessary in its carrying value.